CONESTOGA SMALL CAP FUND

                               SEMI-ANNUAL REPORT

                                 MARCH 31, 2003

May 30, 2003

To our Shareholders,

Welcome! March 31, 2003 marked the end of the first six months for the Conestoga Small Cap Mutual Fund...and what a first six months it was.

Before we introduced the Fund, many asked us why would we start a fund now? In retrospect, it appears that we may have started this Fund at close to the bottom of the most recent bear market. Time will tell, but at least the significant price declines that had been experienced in prior periods have not reappeared.

Those of you who have been with us since the very beginning saw an exciting first quarter as both the number of shareholders and net asset value per share of the Fund were up. During the first quarter, the NAV per share advanced from our original price of $10.00 per share to $10.48 per share and we paid a small short-term capital gain dividend of $0.014 per share. The combination of price appreciation and dividends generated a total return of 4.94%. The benchmark used to analyze the Fund's performance is the Russell 2000 Index, an index of small capitalization companies. The Russell 2000 produced a total return of 4.48% in the December quarter. We are long-term investors and do not read much into quarterly variations but nonetheless, we were gratified that the Fund started out on a positive note.

The March quarter, our second fiscal quarter, was almost an exact reversal of the prior quarter. The Fund as well as the Russell 2000 both declined by more than 4%, producing cumulative returns of 0.54% for the Fund and -0.21% for the Russell 2000 for the period of October 1, 2002 to March 31, 2003. While the absolute numbers were not high, we are pleased that over the short-term the Fund has produced positive returns and outperformed its benchmark. The net asset value per share was $10.04 on March 31, 2003.

We had intended to open the Fund on September 30, 2002 but were not able to start it until the next day. Accordingly, the baseline for performance calculation is the close of business on October 1, 2003. When the performance of our Fund is compared to others, evaluators need to remember that we had one day less in our first quarter and our first six months than other established funds. This will cause some distortion in performance comparisons.

Responsible investors do not evaluate investment performance over periods as short as six months. Our view is that performance judgments should not be made until the investment record is at least three years.

Your Fund is designed to invest in the small cap portion of the stock market. Most of our holdings are companies headquartered in the United States, and most of them had a total market capitalization of less than $2 billion at time of purchase. We are attracted to the small cap market because over long time periods, the small cap market has produced returns higher than those enjoyed by the large cap market. With this higher historic performance has come greater volatility. We believe that a portfolio of small cap companies should consist of at least 40 companies, but even with this diversification, the Conestoga Small Cap Fund will most likely be more volatile than funds which invest in larger companies. For some investors, the volatility of the Fund is too great and therefore it may not be an appropriate investment. For investors wishing to invest some of their assets in the small cap sector of the market, we think your Fund is a wise choice.

The Fund is still very small and at the end of March the total net assets were approximately $1.8 million, up 4.22% from the end of December, with a total of 47 shareholders. Despite its small size, the Fund's advisor, Conestoga Capital Advisors, LLC has agreed to pay all fund expenses except director's fees, 12b-1 fees, brokerages commissions and taxes, and extraordinary expenses out of its management fee of 1.2% per year. Operating expenses are currently substantially higher than the fee being received by the advisor. Including all expenses, the annualized cost to shareholders was approximately 1.4% through March 31, 2003. The portfolio returns mentioned above were calculated after these expenses were deducted from the gross portfolio returns.

Important information is contained in the rest of this report including a market commentary and outlook by your portfolio managers. Please read it carefully. In the past several months, the Securities and Exchange Commission asked the entire mutual fund industry to provide more information to their shareholders through their semi-annual and annual reports. One of the topics being discussed is the listing of every mutual fund's top 100 holdings. Even though this is not currently required by the SEC, you can find every holding of the Conestoga Small Cap Fund on our website www.conestogacapital.com. As the SEC implements additional disclosure requirements on the entire fund industry, Conestoga Capital Advisors will certainly adhere to those additional regulations.

As always please feel free to call us for any information regarding your portfolio or any aspect of the Fund. We can be reached at our toll free number 1-800-320-7790.

Thank you for investing in the Conestoga Small Cap Fund.


/s/ Chris Maxwell

W. Christopher Maxwell
Chairman



This letter is intended for the Conestoga Small Cap Fund shareholders.
It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.

May 30, 2003

Dear Fellow Shareholders,

During the past six months, the headlines concerning the state of the US economy and the War in Iraq have been driving the direction of the equity markets. As you can see from the table below, each segment of the equity market has been flat from 10/1/02 through 3/31/03.

--------------------------------------------------------------------------------
    ASSET CLASS                       INDEX                   10/1/02-3/31/03
--------------------------------------------------------------------------------
     Large Cap            Dow Jones Industrial Average             2.12%
--------------------------------------------------------------------------------
     Large Cap                    S&P 500 Index                    0.97%
--------------------------------------------------------------------------------
      Mid Cap                     S&P 400 Index                    -1.15%
--------------------------------------------------------------------------------
     Small Cap                 Russell 2000 Index                  -0.21%
--------------------------------------------------------------------------------
     Small Cap                    S&P 600 Index                    -1.18%
--------------------------------------------------------------------------------

We believe this type of investment climate is an excellent environment in which to apply our fundamental, "kick the tires" research approach to small cap stocks. While most investors are distracted with catching the breaking news on Fox and CNN, we have used the past six months to focus on individual companies. While geopolitical and macroeconomic events certainly impact investors' return in the short-term, we believe that a company's fundamentals and earnings drive long-term returns.

We are glad to report that the Fund posted a positive return from 10/1/02 through 3/31/03. The flattish market has been an ideal time to start a mutual fund. It has afforded us the opportunity to be very selective in timing the purchase of our holdings and the valuations we pay for those companies. The end result is a well-diversified mutual fund that adheres to the firm's small cap core focus. Consistent with our approach to small cap investing, the Fund is overweighted in consumer discretionary and healthcare versus the Russell 2000 Index. These sector overweightings are a result of two selection criteria, 15-20% organic growth and a strong competitive position. Below, please find a table detailing the Small Cap Fund's characteristics versus those of the Russell 2000 Index.

--------------------------------------------------------------------------------
       PORTFOLIO COMPARISON      CONESTOGA SMALL CAP FUND     RUSSELL 2000 INDEX
          (AS OF 3/31/03)
--------------------------------------------------------------------------------
    PE (Calendar `03 estimates)           17.24x                    22.6x
--------------------------------------------------------------------------------
     Long-term Earnings Growth            17.57%                    14.65%
--------------------------------------------------------------------------------
             PEG Ratio                     0.98                      1.54
--------------------------------------------------------------------------------
          Dividend Yield                   0.63%                    1.61%
--------------------------------------------------------------------------------
      Return on Equity (ROE)              19.11%                    7.40%
--------------------------------------------------------------------------------
Median Market Capitalization             $638.7 mm                $569.8 mm
--------------------------------------------------------------------------------

We believe this comparison reveals three important characteristics:
     o With a median market capitalization of $638.7 million, the Fund is well within its targeted $100 million to $2 billion small cap range.
     o Our core or "growth at a reasonable price" valuation methodology is represented by the portfolio's .98 price/earnings to growth ratio ("PEG").
     o A comparison of the Fund's Return on Equity (ROE) of 19.1% versus the Russell 2000 Index's 7.4% ROE clearly demonstrates the strong businesses in which the Fund invests.

Since inception, the Fund has posted a .54% gain versus the Russell 2000 Index's (.21%) decline and the S&P 600 Index's (1.18%) loss. The Fund's performance was enhanced by both stock selection and sector weighting. Performance was positively impacted by several healthcare holdings including Integra LifeSciences Holdings Corp. (IART; 3.18% of the portfolio on 3/31/03) and Kensey Nash Corp. (KNSY; 2.55% of the portfolio on 3/31/03.) Both of these small cap healthcare companies continued to post strong revenue and earnings growth while executing their long-term business plans. Conversely, two of the best companies we have known for the last several years, Financial Federal Inc. (FIF; 2.12% of the portfolio on 3/31/03) and Techne Corp. (TECH; 2.29% of the portfolio on 3/31/03), had the most adverse impact on the Fund's performance. While these stocks did not perform well in the recent past, their fundamentals and strong competitive positions remain in tact. As a result, we continue to hold these positions. In fact, we added to each of these positions during their recent price declines.

Frankly, we are disappointed that the relative out performance of the Fund versus its benchmark was not greater. In what we consider a "stock pickers'" market, we would expect to post stronger relative results. Although the Fund did not meet our performance expectations, the Fund's holdings posted strong first quarter 2003 earnings results. The following is a breakdown of how the Fund's holdings reported first quarter 2003 earnings:

     o 67% of the companies in our portfolio reported earnings that exceeded consensus expectations,
     o 21% have reported quarterly results in-line with consensus estimates, and
     o    12% have reported quarterly results below consensus estimates. 1

Given the Fund's strong fundamentals, we are confident that the relative performance will likely improve. Looking back, the Fund's performance relative to its benchmark was adversely impacted in the fourth quarter due to its underweighting of technology. In November and December 2002, the market experienced a high-beta, low-quality rally in technology stocks. Given our criteria that a company must have earnings, the Fund was materially underweighted in technology and consequently, it did not participate in the technology rally. During the past three months, several of the Fund's largest holdings including ICU Medical, Inc. and American Woodmark posted solid results but did not meet investors' short-term expectations. Both stocks experienced significant sell-offs and we used this as an opportunity to build the Fund's positions. As of today, both ICU Medical and American Woodmark have rebounded significantly.

While the past three years have made most investors very wary of the equity markets, we believe that today's more rational and fundamentally based markets offer a solid long-term environment for investors. The fundamentals continue to improve. According to First Call, revenues for the 1Q03 have increased 9.8%, up from 6.2% in 4Q02.2 Additionally, earnings are up 14.7% over 1Q02.2 More importantly, efficiency continues to improve. In fact, after-tax margins for the S&P 500 Index are expected to be approximately 8.2% in 1Q03.2 If this materializes (83% of the companies in the S&P 500 Index have already reported their numbers), the operating margin would be the highest in at least 5 years which included the boom years of 1999 and 2000.2

While we maintain a positive outlook for the equity markets, we are most optimistic about the prospect of small caps outperforming large caps over the next several years. The corporate governance and accounting issues surrounding large cap equities have removed the aura of safety and stability long associated with large caps. These issues and the increasing awareness

--------------------
1    Factset Data Systems
2    First Call Market Commentary, "This Week in Earnings", May 12-16, 2003.

of the benefits of diversification over a wide range of asset classes bode well for small caps. Finally, there are several fundamental characteristics which should make investors favor small caps over large caps, including:

     o Faster earnings growth, 24.1% for S&P 600 in '03 vs. 15.9% for S&P 500 Index
     o Less balance sheet leverage. This is a strong positive if interest rates begin to increase.
     o A less complex business model, making accounting issues less likely and more difficult to hide.3

In summary, we are optimistic about the relative future performance of small cap stocks. We believe that our fundamental, "kick the tires" research approach and core valuation discipline should enable the Conestoga Small Cap Fund to capitalize on this outlook.

We thank you for your confidence and appreciate your support.

Sincerely,

/s/ William C. Martindale, Jr.                       /s/ Robert M. Mitchell

William C. Martindale, Jr.                           Robert M. Mitchell
Portfolio Manager                                    Portfolio Manager


--------------------
3 CSFB Small Cap Research Q2 2003 Report.


     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

     The specific securities identified and described in this letter do not represent all of the securities purchased, sold, or recommended for advisory clients, and the reader should not assume that investments in the securities identified and discussed were or will be profitable. All information provided in this article is for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Our portfolio managers closely monitor the companies held in Conestoga's portfolios. If a company's underlying fundamentals or valuation measures change, Conestoga may reevaluate its position and sell part or all of its holdings.

CONESTOGA SMALL CAP FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEMI-ANNUAL REPORT                                                MARCH 31, 2003
--------------------------------------------------------------------------------
                                                          SHARES           VALUE
                                                          ------           -----
COMMON STOCK -- 92.62%

APPAREL -- 1.60%
Unifi, Inc. *                                              6,000    $     28,860
                                                                    ------------

AUTOMOBILE MANUFACTURERS -- 2.59%
Oshkosh Truck Corp                                           750          46,725
                                                                    ------------

BANKS -- 2.28%
Boston Private Financial Holdings, Inc.                    2,750          41,140
                                                                    ------------

BIOTECHNOLOGY -- 3.18%
Integra LifeSciences Holdings Corp. *                      2,500          57,500
                                                                    ------------

BUILDING MATERIALS -- 2.81%
Simpson Manufacturing Co., Inc. *                          1,500          50,700
                                                                    ------------

COMMERCIAL SERVICES-FINANCE -- 2.79%
Coinstar, Inc. *                                           3,000          50,370
                                                                    ------------

COMPUTER SERVICES -- 6.40%
Factset Research Systems, Inc.                             2,000          64,900
Reynolds & Reynolds Co.                                    2,000          50,600
                                                                    ------------
                                                                         115,500
                                                                    ------------

COMPUTER SOFTWARE -- 5.15%
Computer Programs & Systems, Inc. *                        2,000          49,000
Renaissance Learning, Inc. *                               2,500          44,075
                                                                    ------------
                                                                          93,075
                                                                    ------------

COMPUTERS-MEMORY DEVICES -- 3.80%
Drexler Technology Corp. *                                 2,000          29,000
Hutchinson Technology, Inc. *                              1,600          39,552
                                                                    ------------
                                                                          68,552
                                                                    ------------

DISTRIBUTION/WHOLESALE -- 2.47%
SCP Pool Corp. *                                           1,500          44,565
                                                                    ------------

ELECTRONICS -- 1.76%
Gentex Corp. *                                             1,250          31,800
                                                                    ------------

FINANCE-LEASING COMPANY -- 2.12%
Financial Federal Corp. *                                  2,000          38,200
                                                                    ------------

FOOD -- 2.42%
J.M. Smucker Co.                                           1,250    $     43,712
                                                                    ------------

CONESTOGA SMALL CAP FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEMI-ANNUAL REPORT                                                MARCH 31, 2003
--------------------------------------------------------------------------------
                                                          SHARES           VALUE
                                                          ------           -----
HEALTH CARE COST CONTAINMENT -- 1.38%
Hooper Holmes, Inc.                                        5,000          25,000
                                                                    ------------

HEALTHCARE-PRODUCTS -- 3.50%
ICU Medical, Inc. *                                        2,300          63,275
                                                                    ------------

HOME FURNISHINGS -- 3.66%
American Woodmark Corp.                                    1,500          66,165
                                                                    ------------

HOUSEHOLD PRODUCTS/WARES -- 2.66%
Russ Berrie & Co., Inc.                                    1,500          48,000
                                                                    ------------

MACHINERY-PUMPS -- 2.33%
Graco, Inc.                                                1,500          42,150
                                                                    ------------

MEDICAL INSTRUMENTS -- 4.84%
Kensey Nash Corp. *                                        2,250          46,080
Techne Corp. *                                             2,000          41,340
                                                                    ------------
                                                                          87,420
                                                                    ------------
MEDICAL PRODUCTS -- 4.34%
Mentor Corp.                                               2,200          37,642
Orthofix International NV *                                1,500          40,800
                                                                    ------------
                                                                          78,442
                                                                    ------------
MISCELLANEOUS MANUFACTURING -- 7.15%
Cuno, Inc. *                                               1,500          50,445
Matthews International Corp.                               2,000          46,320
Quixote Corp.                                              2,050          32,390
                                                                    ------------
                                                                         129,155
                                                                    ------------
OIL & GAS -- 5.86%
CARBO Ceramics, Inc.                                       1,500          49,275
Evergreen Resources, Inc. *                                1,250          56,638
                                                                    ------------
                                                                         105,913
                                                                    ------------
PROTECTION-SAFETY -- 3.05%
Landauer, Inc.                                             1,500          55,050
                                                                    ------------

RECREATIONAL VEHICLES -- 2.34%
Polaris Industries, Inc.                                     850          42,262
                                                                    ------------

CONESTOGA SMALL CAP FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEMI-ANNUAL REPORT                                                MARCH 31, 2003
--------------------------------------------------------------------------------
                                                          SHARES           VALUE
                                                          ------           -----
RETAIL -- 6.01%
Hancock Fabrics, Inc.                                      2,500    $     34,750
School Specialty, Inc. *                                   2,000          35,540
Sonic Corp. *                                              1,500          38,190
                                                                    ------------
                                                                         108,480
                                                                    ------------
TELECOMMUNICATIONS -- 3.95%
Computer Network Technology Corp. *                        4,000          27,520
Plantronics, Inc. *                                        3,000          43,830
                                                                    ------------
                                                                          71,350
                                                                    ------------
TRANSPORTATION -- 2.18%
Knight Transportation, Inc. *                              2,000          39,380
                                                                    ------------

   TOTAL COMMON STOCK (COST $1,762,469)                                1,672,741
                                                                    ------------

SHORT-TERM INVESTMENTS -- 7.32%
First American Prime Obligations Fund, 0.73% (Cost $132,205)             132,205
                                                                    ------------

TOTAL INVESTMENTS (COST $1,894,674) -- 99.94%                          1,804,946
OTHER ASSETS IN EXCESS OF LIABILITIES, NET -- 0.06%                        1,021
                                                                    ------------
NET ASSETS -- 100.00%                                               $  1,805,967
                                                                    ============

*    Non-income Producing Investment.
** Variable rate money market fund; interest rate reflects yield at March 31, 2003.

    The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   MARCH 31, 2003
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $1,894,674)           $  1,804,946
     Receivables:
          Dividends and interest                                          1,548
                                                                   ------------
               Total assets                                           1,806,494

LIABILITIES:
     Payables:
          Advisory fees due to Adviser                                      527
                                                                   ------------
               Total liabilities                                            527
                                                                   ------------

NET ASSETS                                                         $  1,805,967
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                                  1,909,788
     Undistributed net investment loss                                   (4,731)
     Undistributed realized loss on investments                          (9,362)
     Net unrealized depreciation on investments                         (89,728)
                                                                   ------------


Net Assets (179,929 shares outstanding)                            $  1,805,967
                                                                   ============

Net Asset Value, offering price and redemption price per share     $      10.04
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $      4,417
     Interest                                                               468
                                                                   ------------
          Total investment income                                         4,885
                                                                   ------------

EXPENSES:
     Investment advisory fees                                             8,182
     Directors fees                                                       1,434
                                                                   ------------
          Total expenses                                                  9,616
                                                                   ------------

     Net investment loss                                                 (4,731)
                                                                   ------------

REALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments                                    (7,004)
     Net change in unrealized depreciation on investments               (89,728)
                                                                   ------------
                                                                        (96,732)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   (101,463)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                      ENDED
                                                                  MARCH 31, 2003
                                                                   (UNAUDITED)
                                                                   ------------
INCREASE IN NET ASSETS
Operations:
     Net investment loss                                           $     (4,731)
     Net realized loss on investments                                    (7,004)
     Net change in unrealized depreciation on investments               (89,728)
                                                                   ------------
Net decrease in net assets resulting from operations                   (101,463)
                                                                   ------------

Distributions to shareholders from:
     Net realized gain                                                   (2,358)
                                                                   ------------
Total Distributions                                                      (2,358)

Increase  in net assets from Fund share transactions                  1,909,788
                                                                   ------------
Increase in net assets                                                1,805,967

NET ASSETS:
     Beginning of period                                                     --
                                                                   ------------
     End of period                                                 $  1,805,967
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout the Period)

                                                               FOR THE PERIOD
                                                                    ENDED
                                                              MARCH 31, 2003(1)
                                                                 (UNAUDITED)
                                                                 ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    10.00
                                                                 ----------

INVESTMENT OPERATIONS:
     Net investment loss                                              (0.04)(2)
     Net realized and unrealized gain on investments                   0.09(2)
                                                                 ----------
          Total from investment operations                             0.05
                                                                 ----------

DISTRIBUTIONS:
     From net realized capital gains                                  (0.01)

NET ASSET VALUE, END OF PERIOD                                   $    10.04
                                                                 ==========

TOTAL RETURN                                                           0.54%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                        $    1,806
     Ratio of expenses to average net assets:
          Before expense reimbursement                                 1.40%(3)
          After expense reimbursement                                  1.40%(3)
     Ratio of net investment income (loss) to average net assets:
          Before expense reimbursement                                (0.69)%(3)
          After expense reimbursement                                 (0.69)%(3)
     Portfolio turnover rate                                          29.96%

     (1)  The Conestoga Small Cap Fund commenced operations on October 1, 2002.

     (2) Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

     (3)  Annualized

    The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 6, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and commenced operations on October 1, 2002.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the "Adviser"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

CONESTOGA
SMALL CAP FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended March 31, 2003 were as follows:

                                                 SHARES          AMOUNT

     Sold .............................          229,962      $  2,440,154
     Shares from reinvest .............               76               793
     Redeemed .........................          (50,109)         (531,159)
                                            ------------      ------------
     Net Decrease .....................          179,929      $  1,909,788

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended March 31, 2003, were as follows:

          Purchases .................................     $  2,182,189
          Sales .....................................          412,716

     At March 31, 2003, gross unrealized appreciation of investments for tax purposes were as follows:

          Appreciation ..............................    $     61,327
          Depreciation ..............................        (151,055)
                                                         ------------
          Net appreciation on investments ...........    $    (89,728)
                                                         ============

     At March 31 2003, the cost of investments for federal income tax purposes was $1,894,674.

CONESTOGA SMALL CAP FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2003

4.   ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses. These other expenses are accrued at an annual of 0.20% of daily average net assets of the Fund. For the period ended March 31, 2003, the Fund incurred $1,434 of these other expenses. Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average net asset value of the Fund. For the period ended March 31, 2003, the Adviser earned advisory fees of $8,182, with $527 remaining payable.

     The Fund and the Adviser have entered into an Investment Company Services Agreement with InCap Service Company ("ISC") to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services. The Adviser is responsible for payments to ISC.

     The  Fund  has  entered  into  a  Distribution  Agreement  with  the  InCap
Securities   (the   "Distributor")   to   provide   distribution   services   as
underwriter/distributor of the Fund.

     The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its Distributor. The Plan provides that the Fund will reimburse the Adviser and the Distributor for actual distribution and shareholder servicing expenses incurred by the Adviser and the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. During the period ended March 31, 2003, the Fund did not incur any Rule 12b-1 related expenses. On April 1, 2003, with Board approval, the Fund commenced the Rule 12b-1 accrual of 0.25% of average daily net assets.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.

CONESTOGA SMALL CAP FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2003

5.   DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the period ending March 31, 2003 was as follows:

                                                         During Period
                                                             Ending
                                                         March 31, 2003
                                                          ------------
          Distributions paid from:
               Ordinary Income .......................    $         --
               Short-term Capital Gain ...............           2,358
               Long-term Capital Gain ................              --
                                                          ------------
               Total Distributions ...................    $      2,358
                                                          ============

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

     Undistributed Ordinary Income/(Accumulated Losses)    $    (14,093)
     Undistributable Long-term Capital Gain ...........              --

     Unrealized Appreciation/(Depreciation) ...........         (89,728)
                                                           ------------
          Distributable Earnings, Net .................    $   (103,821)
                                                           ============